UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                            July 27, 2006

IPSCO INC.

(Exact name of registrant as specified in its charter)

Canada	0-19661	98-0077354
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 Warrenville Road, Suite 500, Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:     (630) 810-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 27, 2006, the Corporation issued a news release announcing that the Board of Directors had declared the Corporation’s quarterly cash dividend of CDN$0.20 per common share. A copy of the news release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

99.1  Press release of IPSCO Inc. issued July 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO Inc.

Date: July 27, 2006

	By:	/s/ Leslie T. Lederer
Vice President, General Counsel &
Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release of IPSCO Inc., issued July 27, 2006.